Follow-on Offering of Common Stock NASDAQ: FFCH September 2009 Exhibit 99.2

Cape Fear Transaction
•
On April 10, 2009, First Federal acquired certain of the assets and assumed certain of the liabilities of Cape Fear Bank in Wilmington, NC through an FDIC-assisted transaction
– 8 branches in the NC counties of New Hanover, Pender and Brunswick
– $387.0 million of loans; $303.0 million in deposits
(1)
•
Transaction terms
– Deposit Premium: 1.0%
– Asset Discount: $74.0 million
•
Loss-sharing agreement and purchase accounting adjustments
– Covered Assets: $395.4 million
– Loss Threshold: $110.0 million with First Loss Tranche of $31.5 million
– FDIC Indemnification Asset: $60.4 million (net of $8.7 million discount)
– Total Fair Value Adjustment on Covered Assets: $113.4 million
– Maximum First Federal exposure: $14.3 million
– Pre-tax gain: $47.7 million ($28.9 million capital impact in Q2 ’09)
(1) Based on Cape Fear book balance as of April 10, 2009

Loan Composition – June 30, 2009
Note:
(1) LTVs at time of origination
Dollars in thousands
Real Estate -
Residential
Real Estate -
Construction
Commercial Real
Estate
Commercial
Construction
Commercial
Business
Land -
Residential
Land -
Commercial
Total
Consumer
Noncovered Loans
Outstanding Balance $ 889,477 $ 45,051 $ 336,593 $ 43,436 $ 91,793 $ 134,615 $ 104,807 $ 746,812
Average Loan Amount 132 455 395 1,143 56 158 896 27
68.7% 74.6% 57.7% 66.6% 30.9% 75.5% 68.2% 36.1%
LTV Distribution:
>=91% 14% 2% 3% 3% 13% 6% 5% 15%
80% to 90% 28 48 22 21 9 51 23 19
51% to 79%
36 45 41 58 9 31 51 11
=<50%
22 5 34 18 69 12 21 55
Fixed Rate 55% 38% 85% 63% 41% 89% 52% 54%
Variable Rate 45 62 15 37 59 11 48 46
Consumer
Home
Equity
Manufactured
Housing Marine Credit Cards Other
Noncovered Loans
Outstanding Balance
$ 361,589 $ 238,549 $ 77,642 $ 16,949 $ 52,083
Average Loan Amount 58 38 17 -- 5
23.9% 84.6% 74.6% -- 16.7%
LTV Distribution:
>=91% -- 39% 30% -- 5%
80% to 90%
3 38 37 -- 8
51% to 79% 8 18 16 -- 6
=<50%
89 5 17 -- 81
Fixed Rate
-- 100% 100% -- 39%
Variable Rate
100 -- -- 100 61
(1)
(1)
Weighted-Average-LTV
(1)
Weighted-Average-LTV
(1)

Credit Quality – June 30, 2009
Total Total Total ALLL / YTD YTD NCOs/
Portfolio
Delinquent
(1) Nonaccrual
NPLs
(2) % NPLs ALLL Loans NCOs Avg Loans
Real Estate - Residential
$ 929,706 $ 12,215 $ 22,305 $ 22,305 2.40% $ 4,576 0.49% $ 474 0.07%
Real Estate - Construction
56,788 404 7,381 7,381 13.00 4,409 7.76 3,314 6.85
Commercial Real Estate
342,349 2,682 3,394 3,394 0.99 7,586 2.22 154 0.06
Commercial Construction
47,445 -- 2,265 2,265 4.77 1,053 2.22 -- --
Commercial Business
196,307 1,187 736 736 0.37 7,342 3.74 2,730 3.39
Land - Residential
187,797 5,866 10,333 10,333 5.50 6,054 3.22 3,128 2.78
Land - Commercial
118,940 2,756 10,991 10,991 9.24 10,027 8.43 1,110 1.20
Consumer
Home Equity 394,961 3,522 6,226 6,226 1.58 4,538 1.15 2,769 1.03
Manufactured Housing
238,549 2,925 2,275 2,275 0.95 3,383 1.42 1,819 1.05
Marine
77,818 992 169 169 0.22 2,725 3.50 1,845 3.12
Credit Cards
16,949 376 -- 153 0.90 1,000 5.90 585 4.74
Other
56,388 604 225 225 0.40 1,806 3.20 1,297 3.23
Total
$ 2,663,997 $ 33,529 $ 66,300 $ 66,453 2.49% $ 54,499 2.05% $ 19,225 1.02%
Note:
(1) Consists of $33.4 million of 30-89 days past due loans and $153,000 of 90+ days past due loans
(2) Includes loans 90+ days past due but still accruing interest and nonaccrual loans
Dollars in thousands

(1) As of June 30, 2009
(2) FDIC-Insured financial institutions with assets between $1.0 billion and $10.0 billion
(3) Delinquency levels are for FFCH loans secured by 1-4 residential properties
Credit Quality – SCAP Analysis
% of
(1)
March 2009 Delinquencies June 2009 Delinquencies
FFCH Loans
FDIC
(2)
FFCH
FDIC
(2)
FFCH
30 to 89 Days
(3)
All loans secured by real estate 34.58% 1.91% 1.59% 1.55% 1.33%
Construction, development and land 15.43 3.35 2.37 2.50 2.20
Nonfarm nonresidential 11.47 1.28 0.65 1.12 0.85
Multifamily residential real estate 1.38 1.82 0.30 2.04 0.23
Home equity loans 14.83 0.80 0.86 0.70 0.89
Other 1-4 family residential (seconds) 0.84 2.01 0.71 1.72 0.77
Commercial and industrial loans 7.37 1.10 1.05 1.01 0.60
Credit card loans 0.64 1.86
2.26
1.84 1.32
Loans to Individuals 13.47 1.85
0.93
2.09 1.21
Greater than 89 Days
(3)
All loans secured by real estate 34.58% 4.77% 1.90% 5.60% 2.38%
Construction, development and land 15.43 12.75 7.66 15.37 7.54
Nonfarm nonresidential 11.47 2.13 0.69 2.61 0.93
Multifamily residential real estate 1.38 4.90 1.86 5.68 1.53
Home equity loans 14.83 0.98 1.39 0.97 1.58
Other 1-4 family residential (seconds) 0.84 2.95 2.00 3.57 2.65
Commercial and industrial loans 7.37 2.00 0.65 2.35 0.37
Credit card loans 0.64 2.26 0.11 1.92 0.90
Loans to Individuals 13.47
1.02 0.60 1.22
0.68

Deposit Mix – June 30, 2009
Balance
Weighted
Average
Rate
Non-interest Bearing
$ 203,354 --
Interest Bearing
339,878 0.46%
Statement
145,541 0.45
Money Market
341,209 1.02
FFCH
870,329 2.93
Cape Fear
214,159 1.55
Customer CDs
1,084,488 2.66
CDARs
101,131 1.67
Others
125,454 2.14
Brokered
226,585 1.93
Total Deposits
$ 2,341,055 1.66%
Note:
Deposit Mix
•
Utilize Brokered CD market when cost-
efficient
•
Liquid loan portfolio provides borrowing
capacity
Non-interest Bearing Interest Bearing
Statement Money Market
Customer CDs - FFCH Customer CDs - Cape Fear
Brokered - CDARs Brokered - Others
6%
15%
37%
9%
4%
5%
9%
15%
Dollars in thousands

Investment Portfolio – June 30, 2009
Note: Dollars in millions
(1) Excludes FHLB stock
• 57% fixed / 43% variable
• Tax equivalent yield: 5.36%
• Weighted average life: 19.6 years; Modified duration: 3.3 years
Below
Gross Investment
Book Market OCI OTTI AAA AA A BBB Grade
Private Label/CMO
$ 375.7 $ 383.9 $ 8.2 ($0.7) $ 273.9 $ 14.0 $ 12.4 $ 40.8 $ 34.6
100% Bank Trust Pref CDO
11.7 7.5 (4.2) (1.2) 11.7
Corporate 7.6 5.9 (1.7) 2.0 1.0 4.6
Agency MBS
124.7 126.9 2.2
Agency CMO
11.4 11.6 0.2
Treasury/Agency
3.7 3.7
Municipal
21.8 22.8 2.9 10.5 6.7 0.9 0.8
Total (1)
$ 556.6 $ 562.3 $ 4.7 ($1.9) $ 276.8 $ 24.5 $ 21.1 $ 42.7 $ 51.7
• Private label / CMO
– 2003-2005 vintages
– All but 4 securities are in super senior or senior tranches (4 are in mezzanine)
• Bank trust preferred CDOs
– <$1 Million; all are in mezzanine tranche

Cape Fear Transaction
Note: Dollars in thousands; balances as of April 10, 2009
(1) Under FAS 141, fair value discount for performing loans represents interest mark only
Covered Assets:
$395,444
OREO
Performing
Loans
SOP 03-3
Impaired
Loans
Loans
Contractual Balance $ 386,819
$ 274,515
Contractual Balance $ 216,173 $ 170,646
Fair Value Discount
(1)
(12,116) (85,343)
Accretable Yield (SOP 03-3) -- (10,713)
Allowance for Loan Losses (4,132) --
Fair Value of Loans Acquired, Net $ 199,925 $ 74,590
Cape Fear Book Balance $ 8,625
Fair Value Adjustment (1,083)
Fair Value $ 7,542
FFCH Potenital FFCH
Exposure Losses ($mm) Losses
First Loss Tranche 100% $0 - $31.5 $ 31.5
Up to Loss Threshold 20 31.5 - 110 15.7
> Loss Threshold 5 110 - 395 14.3
$ 61.5
vs.
Total FV Marks $ 113.4

Consumer Lending
Home Equity Loans
(1)
Manufactured Housing
• 59% of balances are first liens or
seconds to our own first liens
• Average LTV is 71% for second
position equity lines where another
lender holds the first
(2)
• 100% variable rate (prime-based)
• Average line amount = $79,325
• Average home value = $316,112
(2)
• 30-day or more delinquency rate =
2.47%
• 100% in-market originations
• 100% fixed rate
• Average loan balance = $38,340
• Average rate = 9.29%
• 30-day or more delinquency rate =
2.18%
• State of Origin:
SC 69%
NC 12
FL 11
GA 6
Other 2
Net Charge-Offs / Average Loans
FY 2005 FY 2006 FY 2007 FY 2008 Q3 2009
Home Equity 0.03% 0.01% 0.04% 0.27% 1.28%
Manufactured Housing 1.77% 1.27% 0.98% 0.94% 1.20%
(1) All Home Equity loan data is for legacy First Federal only, excluding the 30-day or more delinquency rate
(2) Measured at the time of origination

Loan Composition – June 30, 2009
Note: Dollars in thousands
(1) Covered loans represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a
Loss-sharing Agreement with the FDIC
(2) LTVs at time of origination
• Covered Loans: $271 million
(1)
Commercial Consumer
Real Estate -
Residential
Real Estate -
Construction
Real Estate and
Construction
Commercial
Business Land
Total
Consumer
Home
Equity Marine
Covered Loans
Outstanding Balance $ 40,229 $ 11,737 $ 9,764 $ 104,514 $ 67,313 $ 37,853 $ 33,372 $ 176
Average Loan Amount
150 152 160 148 190 32 66 15
Weighted Average LTV
(2)
71.6% 75.7% 58.8% 64.7% 67.0% 70.7% 65.8% 74.2%
LTV Distribution:
(2)
>=91% 10% 5% -- 1% 8% 4% -- --
80% to 90%
27 56 17 30 13 31 30 65
51% to 79%
51 33 47 50 58 44 48 33
=<50%
12 6 36 19 21 21 22 2
Fixed Rate 74% 24% 82% 80% 64% 94% 2% 82%
Variable Rate
26 76 18 20 36 6 98 18

Credit Quality – Recent Trends
Note: Dollars in thousands
Legacy First Federal Savings and Loan
Jun-08 Sep-08 Dec-08 Mar-09 Jun-09
Delinquent + Nonaccrual
Real Estate - Residential
$
$ 14,230 $ 16,458 $ 20,773 $ 30,893 $ 34,281
%
1.63% 1.86% 2.35% 3.50% 3.85%
Real Estate - Construction
$
$ 3,822 $ 8,842 $ 12,471 $ 10,870 $ 7,785
%
5.23% 12.56% 18.35% 19.26% 17.28%
Commercial Real Estate
$
$ 2,550 $ 1,722 $ 3,243 $ 5,534 $ 6,076
%
0.87% 0.56% 1.03% 1.72% 1.81%
Commercial Construction
$
-- -- $ 2,236 $ 2,242 $ 2,265
%
5.68% 5.40% 5.21%
Commercial Business
$
$ 871 $ 1,026 $ 2,753 $ 1,565 $ 1,788
%
0.97% 1.14% 2.88% 1.68% 1.95%
Land - Residential
$
$ 5,302 $ 7,817 $ 13,997 $ 14,035 $ 16,122
%
3.65% 5.33% 9.60% 9.79% 11.98%
Land - Commercial
$ -- $ 458 $ 1,082 $ 5,918 $ 13,747
%
0.45% 1.01% 5.49% 13.12%
Home Equity
$ $ 2,522 $ 5,296 $ 8,504 $ 7,979 $ 9,359
%
0.84% 1.63% 2.47% 2.24% 2.59%
Manufactured Housing
$ $ 4,172 $ 5,194 $ 5,460 $ 4,209 $ 5,200
% 1.91% 2.32% 2.40% 1.81% 2.18%
Marine
$
$ 375 $ 1,046 $ 1,625 $ 804 $ 1,161
% 0.45% 1.25% 2.03% 1.03% 1.50%
Credit Cards
$
$ 302 $ 329 $ 397 $ 382 $ 376
% 1.91% 2.04% 2.36% 2.37% 2.22%
Other
$
$ 548 $ 535 $ 1,080 $ 601 $ 811
%
0.97% 0.94% 2.01% 1.17% 1.56%
Total
$ 34,694 $ 48,723 $ 73,621 $ 85,032 $ 98,971